SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events

NOTE 6:- SUBSEQUENT EVENTS

a.
On July 1, 2013 (subsequent to the balance sheet date), the Board of Directors approved the appointment of a new director (the “Director”). As part of the agreement with the Director, the Company granted him 235,000 ten-year options to purchase 52,222 shares of Common Stock of the Company at $6.638 per share. The options vest as follows: 1/12th vest on September 30, 2013 and 1/12th of the total options vest on the last day of each 11 quarters thereafter so long as he remains a director, until fully vested.

NOTE 11:- SUBSEQUENT EVENTS

On December 12, 2012, the Board of Directors approved the appointment of Dr. Gil Ben-Menachem as Chief Executive Officer of the Company effective January 1, 2013. The Board of Directors also approved an Employment Agreement with Dr. Ben-Menachem which will be effective January 1, 2013. On February 25, 2013, the agreement was terminated.
On January 29, 2013, the Board of Directors approved the adoption of an annex (the “Annex”), a copy of which is filed as an exhibit to this report, to the 2012 Stock Incentive Plan. On February 7, 2013, the Annex was filed with the Israeli Tax Authorities. The Company anticipates the Annex to become effective on March 8, 2013.
On February 28, 2013, the board of Directors approved the appointment of Mr. Barak singer as the Chief Executive Office of the Company effective March 1, 2013. The Board of Directors also approved an amendment dated February 28, 2013 to the existing Employment Agreement and non-competition agreement dated February 22, 2011 between Can-Fite and Mr. Singer whereby Mr. Singer will serve as Chief Executive Officer of OphthaliX while as the same time continuing to serve as Vice-President of Business Development of Can-Fite. He will devote approximately 50% of his time to each position and we will pay one-half of the costs under the Employment Agreement.